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                                                                  EXHIBIT 10.88


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             FOURTH AMENDMENT TO THE UTILIZATION REVIEW AGREEMENT
                                    DATED
                         JANUARY 1, 1989, AS AMENDED
                                   BETWEEN
                          HEALTHCARE COMPARE CORP.
                                     AND
                   NATIONAL ASSOCIATION OF LETTER CARRIERS
                             HEALTH BENEFIT PLAN

THIS AGREEMENT is entered as of this 1st day of January, 1993, between HealthCare COMPARE Corp. (hereinafter called "COMPARE"), and National Association of Letter Carriers Health Benefit Plan (hereinafter called "CARRIER").

                                 WITNESSETH

WHEREAS, COMPARE AND CARRIER have heretofore entered into a certain UTILIZATION REVIEW AGREEMENT, dated January 1, 1989, and amended on November 1, 1989, January 1, 1991, and December 31, 1991, which provides for utilization review services to be rendered to CARRIER,

WHEREAS, COMPARE and CARRIER desire to amend the Utilization Review Agreement in the manner set out herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out herein, one dollar and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

A. Effective January 1, 1993, the revised Schedule of Fees, attached hereto and made a part hereof, and shall replace and supersede all previous Schedule of Fees.

B. Parties hereby ratify and affirm the Utilization Review Agreement and agree that it is in full force and effect and valid except as amended herein. This Amendment shall prevail over any conflict with the Utilization Review Agreement. In all respects the Utilization Review Agreement shall be construed and interpreted to include all of the terms of this Amendment as if the same were set out therein. The execution and delivery of this Amendment by the undersigned has been duly authorized by all necessary corporate action.

IN WITNESS WHEREOF the duly authorized representatives of the parties have executed this Amendment as of the day and year first above written.


National Association Of Letter Carriers         HealthCare COMPARE Corp.
Health Benefit Plan


By: Vincent R. Sombrotto                        By:     James C. Smith
    ----------------------------                    ---------------------------
                                                        President
Title: President
      --------------------------

Date:  1/3/94                                   Date:
      --------------------------                     --------------------------







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                   NATIONAL ASSOCIATION OF LETTER CARRIERS
                             HEALTH BENEFIT PLAN


                              Schedule of Fees

               Effective January 1, 1993 - December 31, 1993*


MEDICAL/SURGICAL HOSPITAL REVIEW ................. $1.43 per enrollee per month

CASE MANAGEMENT .................................. $200 per hour**

MENTAL HEALTH SERVICES REVIEW  ................... $0.25 per enrollee per month
        Plus $200 per hour***

ADDITIONAL SERVICES:

Medical Record Photocopies ....................... FEE WAIVED****

ADMINISTRATIVE RUN-OFF FEE ....................... 50% of the final monthly fee




*       Adjustments to fees will be made annually.

** The hourly charge is for time and services of staff personnel who may be physicians, registered nurses, or allied personnel.

*** The hourly charge is the all activity associated with practitioner-to-practitioner review and independent chart review.

**** COMPARE will photocopy 180 medical records per year at no charge to NALC. Each record in excess of 180 will be billed at $100 per hour for staffing and equipment costs.






November 30, 1993